Schedule of Investments January 31, 2021 (Unaudited)

Nuance Concentrated Value Fund

	Shares	Value
COMMON STOCKS—86.9%
Consumer Staples—23.0%
Beiersdorf AG - ADR	1,582,865	$35,044,631
Cal-Maine Foods, Inc. *	444,132	17,028,021
Diageo PLC - ADR	224,701	36,012,829
Henkel AG & Co. KGaA - ADR	183,007	4,306,155
Sanderson Farms, Inc.	152,242	20,733,838

		113,125,474

Financials—23.4%
Charles Schwab Corp.	83,122	4,284,108
Chubb Ltd.	126,342	18,404,239
Everest Re Group, Ltd.	75,830	16,006,197
MetLife, Inc.	159,554	7,682,525
Northern Trust Corp.	244,343	21,792,952
Travelers Companies, Inc.	312,887	42,646,498
Valley National Bancorp	424,733	4,336,524

		115,153,043

Healthcare+—25.9%
Baxter International, Inc.	90,440	6,948,505
Becton, Dickinson & Co.	27,836	7,287,187
Dentsply Sirona, Inc.	498,211	26,649,306
ICU Medical, Inc. *	70,452	14,406,025
Johnson & Johnson	104,063	16,975,797
Merit Medical Systems, Inc. *	112,641	6,099,510
Smith & Nephew - ADR	751,658	31,765,067
Varian Medical Systems, Inc. *	98,163	17,234,478

		127,365,875

Industrials—4.1%
3M Co.	115,561	20,299,445

Information Technology—1.6%
MTS Systems Corp.	130,917	7,663,881

Real Estate—5.8%
Equity Commonwealth	1,008,925	28,764,452

Utilities—3.1%
SJW Group	192,693	12,750,496
United Utilities Group PLC - ADR	98,324	2,600,670

		15,351,166

Total Common Stocks (Cost $371,877,723)		427,723,336

SHORT-TERM INVESTMENT—14.0%
First American Government Obligations Fund, Class X, 0.04% ^ (Cost $69,059,414)	69,059,414	69,059,414

Total Investments—100.9% (Cost $440,937,137)		496,782,750
Other Assets and Liabilities, Net—(0.9)%		(4,291,691)

Total Net Assets—100.0%		$492,491,059

*	Non-income producing security
+

The Fund is significantly invested in this sector and therefore is subject to additional risks. Companies in this sector are subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection, and product obsolescence.

^	The rate shown is the annualized seven day effective yield as of January 31, 2021.

ADR - American Depositary Receipt

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$427,723,336	$—	$—	$427,723,336
Short-Term Investment	69,059,414	—	—	69,059,414

Total Investments	$496,782,750	$—	$—	$496,782,750

Refer to the Schedule of Investments for further information on the classification of investments.